Exhibit 99.2

Development Projects (in millions) Property/Location Project Description RPT Ownership % Projected Stabilization Date Stabilized Return on Cost [1] Projected Stabilized NOI Projected Cost Cost to Date 10/1/09 - 12/31/09 2010 2011 2012 Current Development Projects Off-Balance Sheet Assets Hartland Towne Square - Hartland Twp., MI Phase 1 - sale to Meijer for 192,000 SF building, 12,000 SF of retail and outlot building. 20% Q2 2011 8.6% $0.5 $5.4 $2.4 $0.3

RAMCO GERSHENSON
PROPERTIES TRUST

Quarterly Financial & Operating Supplement

September 30, 2009

COMPANY OVERVIEW

Ramco-Gershenson Properties Trust (NYSE:RPT) is a self-administered and self-managed real estate investment trust primarily engaged in the business of owning, developing, acquiring, managing and leasing community shopping centers located primarily in the Midwestern, Southeastern and Mid-Atlantic United States.

At September 30, 2009, the Company owned interests in 88 shopping centers with approximately 19.8 million square feet of gross leasable area located in Michigan, Florida, Georgia, Ohio, Wisconsin, Indiana, New Jersey, Maryland, North Carolina, South Carolina, Virginia, Tennessee and Illinois. The Company's properties consist of 87 community centers and one regional mall.

Ramco-Gershenson's shopping center portfolio is concentrated in metropolitan markets with an average five-mile population base of 169,000 people and an average household income of $74,000. The average shopping center size is 225,000 square feet and contains on average more than two anchors per center. Ramco-Gershenson's shopping centers are primarily anchored by necessity retail tenants including grocery stores, discount department stores, pharmacies and other destination oriented retailers. Eighty-one percent of the Company's rental stream comes from a diverse line-up of national and regional tenants. No single tenant accounts for more than 3.9% of the Company's annualized base rent and only three tenants contribute more than 2.0%.

Ramco-Gershenson has a proven track record of building value and generating growth through the management and redevelopment of its shopping center portfolio. In an effort to maximize the potential of each asset, the Company constantly reevaluates the shopping center's position within its respective market. This effort is part of an overall approach that allows management to anticipate changes in retailing trends and tenant needs; and proactively implement solutions to boost the performance and value of the center namely through enhancement in the tenant mix, improvement of existing rental rates and occupancy growth.

Historically, the Company has generated additional growth through the development and acquisition of new shopping centers, primarily through co-investment partnerships. Going forward, the Company plans to limit its development and acquisition activity until market conditions improve, positioning itself to take advantage of future opportunities.

The Company is listed on the New York Stock Exchange (NYSE:RPT) and is headquartered in Farmington Hills, Michigan.

INVESTOR INFORMATION

Inquiries

Ramco-Gershenson Properties Trust welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.

Please address all inquiries to our Investor Relations Department:

Dawn L. Hendershot
Director of Investor Relations and Corporate Communications
Ramco-Gershenson Properties Trust
31500 Northwestern Highway, Suite 300
Farmington Hills, MI 48334

Phone:	(248) 592-6202
FAX:	(248) 592-6203
E-mail:	dhendershot@rgpt.com
Website:	www.rgpt.com
Ticker:	NYSE:RPT

Research Coverage

KeyBanc Capital Markets	***Todd M. Thomas, CFA*** *917.368.2286*
RBC Capital Markets	***Richard C. Moore, CFA*** 440.715.2646
Stifel Nicolaus	***Nathan Isbee*** 443.224.1346

Our Supplemental Financial Package is available via e-mail and is also featured on our corporate website at www.rgpt.com. If you would like to receive this document electronically each quarter, please e-mail: dhendershot@rgpt.com.

Table of Contents

NEWS RELEASE

31500 Northwestern Highway, Suite 300
Farmington Hills, Michigan 48334
(248) 350-9900
FAX: (248) 350-9925

Ramco-Gershenson Properties Trust Reports Financial Results for the Third Quarter 2009

FARMINGTON HILLS, Mich. – October 27, 2009 -- Ramco-Gershenson Properties Trust (NYSE:RPT) today announced results for the third quarter ended September 30, 2009.

During the quarter, the Company's Board of Trustees completed their review of financial and strategic alternatives electing to move forward as a stand-alone company committed to optimizing shareholder value through the following initiatives:

- De-leverage and strengthen the balance sheet
- Establish measurable financial and operating goals
- Improve transparency and further align interests between management and shareholders
- Maximize real estate value through improved rental rates and higher occupancy

Third Quarter 2009 Highlights:

- De-leveraging Activities and Balance Sheet Metrics
  - Completed 12.075 million common share equity offering raising net proceeds of $96.3 million, used to reduce floating rate debt
  - Sold three non-core assets for net proceeds of $27.4 million, used to pay-down debt
  - Debt to EBITDA of 7.7x, compared to 9.2x at June 30, 2009
  - Fixed Charge Coverage Ratio of 2.1x, compared to 2.0x at June 30, 2009
- Corporate Governance
  - Terminated the Company's shareholder rights plan prior to expiration
  - Committed to declassify the Board of Trustees by amending the Trust's bylaws as part of the 2010 Annual Meeting of Shareholders
  - Separated the roles of Chairman of the Board and Chief Executive Officer
- Core Real Estate Operations
  - Signed two anchor leases with Ross Dress For Less in 27,700 SF and TJ Maxx in 25,000 SF to fill Linens 'n Things vacancies in Florida and Ohio, respectively
  - Signed an anchor lease for a 34,800 SF Best Buy to fill the Circuit City vacancy in Novi, Michigan
  - Opened 21 new non-anchor stores at an average combined base rent of $13.79 per SF
  - Renewed 41 non-anchor and five anchor leases at rental rates 6.0% over prior rents paid

- Total portfolio occupancy at quarter-end of 91.3%, compared to 91.3% at June 30, 2009 and 92.4% at September 30, 2008

"The third quarter marked a major turning point for our Company. In response to the Board of Trustee's conclusion of its review of financial and strategic alternatives, we executed on a number of important financial transactions, which were undertaken with the goal of de-leveraging the balance sheet and strengthening our financial position. Our equity offering provided the added benefit of broadening our shareholder base and increasing our stock's liquidity," said Dennis Gershenson, President and Chief Executive Officer. "In addition, the management team and Board took advantage of the strategic review process to redefine the Company's business strategy going forward to focus on those activities that are expected to yield the highest returns both in the near and long term, including completing our redevelopment projects, focusing on mid-box lease-up and driving minimum rents. Our future communications will highlight our progress in these key areas as well as other activities fundamental to increasing shareholder value."

Funds from operations (FFO) for the third quarter of 2009 was $12.3 million, or $0.53 per diluted share, compared to $13.5 million or $0.63 per diluted share for the third quarter of 2008. Funds from operations for the nine months ended September 30, 2009 was $35.5 million, or $1.60 per diluted share, compared to $39.9 million or $1.86 per diluted share for the same period in 2008. FFO for the quarter was modestly impacted by the additional shares issued in conjunction with the Company's equity offering completed in September. The decline in FFO for the quarter and nine month period was primarily attributable to a decrease in income due to asset sales to joint ventures (in prior periods), the sale of three net leased assets during the third quarter of 2009 and the impact of the bankruptcies of Linens 'n Things and Circuit City.

Net income available to RPT common shareholders for the third quarter of 2009 was $9.3 million or $0.45 per diluted share, compared to net income available to RPT common shareholders of $11.6 million or $0.63 per diluted share for the third quarter of 2008. Net income available to RPT common shareholders for the nine months ended September 30, 2009 was $13.1 million or $0.68 per diluted share, compared to $26.0 million or $1.41 per diluted share for the same period in 2008. Net income was modestly impacted by the additional shares issued in conjunction with the equity offering completed in September. The decline in net income for the quarter and nine month period is primarily attributable to a decrease in the gain on asset sales over 2008 levels as well as the impact of tenant bankruptcies.

Operating Portfolio Statistics

As of September 30, 2009, the Company owned equity interests in 88 retail shopping centers totaling approximately 19.8 million square feet consisting of 55 wholly-owned properties and 33 properties held through joint ventures. The overall portfolio occupancy was 91.3% as of September 30, 2009, compared to 91.3% on June 30, 2009 and 92.4% on September 30, 2008.

At the end of the third quarter, the Company had 48 properties in its same-center portfolio, representing those centers that have been owned and operated for the same three and nine month periods during each year. Same center net operating income (NOI) for the quarter declined 5.1% compared to the same period in 2008. The decrease was primarily the result of vacancies created by the Linens 'n Things and Circuit City bankruptcies. Same center NOI for the quarter was also impacted by approximately $190,000 in rent concessions. These concessions were granted in response to the overall weakening of the retail environment and have an average term of 21 months.

Excluding the effect of these items, same center NOI for the quarter would have decreased 2.7%. Ramco-Gershenson's same-center portfolio was 94.4% occupied as of September 30, 2009, compared to 94.4% on June 30, 2009 and 94.1% on September 30, 2008.

As previously reported, based upon continued exposure to the Linens 'n Things and Circuit City vacancies and negotiated rent concessions, same center NOI is expected to be down approximately 3% to 4% for the full-year 2009, compared to 2008.

Rent Commencements/Leasing

During the third quarter, the Company opened 21 new non-anchor stores, totaling 61,286 square feet, at an average combined base rent of $13.79 per square foot, a 14.7% decrease over portfolio average rents for non-anchor tenants. Of the 21 new non-anchor stores that opened during the quarter, two are larger format stores totaling 23,175 square feet, or 37.8% of the new space. Excluding those two tenants, the average combined base rent would have been $17.70 per square foot, or an increase of 9.1%.

Also during the quarter, the Company renewed 41 non-anchor leases in 119,419 square feet, at an average base rent of $14.76 per square foot, an increase of 6.0% over prior rental rates. The Company also renewed five anchor leases in 188,728 square feet, at an average base rent of $6.34, an increase of 6.0% over prior rental rates.

During the quarter, the Company signed three new anchor leases including Best Buy in 34,800 square feet, TJ Maxx in 25,000 square feet and Ross Dress For Less in 27,700 square feet. Best Buy will occupy the vacant Circuit City space at the West Oaks I shopping center in Novi, Michigan. TJ Maxx and Ross Dress For Less are filling the vacant Linens 'n Things spaces at the Crossroads Centre in Rossford, Ohio and the Plaza at Delray shopping center in Delray Beach, Florida. Additionally, the Company signed 28 new non-anchor leases in the third quarter for new tenancies that will take occupancy in subsequent periods. These new leases total 75,073 square feet, at an increase of 5.2% above combined portfolio average non-anchor rents. This leasing pace compares favorably to the 21 new non-anchor leases signed in 2008.

Redevelopment

At September 30, 2009, the Company had eight value-added redevelopment projects in progress, all with signed leases for the expansion or the addition of an anchor or out-lot tenant. The Company plans to spend approximately $3.6 million on these projects during the remainder of 2009. The redevelopments are expected to produce a 13.0% stabilized return on the Company's equity investment in the projects.

Development

The Company had no significant new development activity in the quarter. During the remainder of 2009, the Company anticipates spending $1.6 million on its development program, including its share of current wholly-owned and joint venture projects.

Dispositions

During the quarter the Company sold three net leased assets including a stand-alone Home Depot in Taylor, Michigan (Taylor Plaza) as well as a 207,945 square foot Wal-Mart at its Northwest Crossing shopping center in Knoxville, Tennessee and a 207,445 square foot Wal-Mart at its Taylor Square

shopping center, in Greenville (Taylors), South Carolina. The Company retained ownership of the remaining portion of both shopping centers amounting to 125,000 square feet at Northwest Crossing and 34,000 square feet at Taylors Square. All three assets were unencumbered and produced aggregated net proceeds of $27.4 million. The proceeds were used to reduce outstanding borrowings under the Company's unsecured revolving credit facility.

Capital Market Activities/Debt

In September 2009, the Company completed an equity offering of 12.075 million common shares, which included 1.575 million shares granted to the underwriters for over-allotments. The offering price was $8.50 per share providing aggregate net proceeds of $96.3 million. The net proceeds were used to repay borrowings under the Company's unsecured revolving credit facility.

As previously reported, the Company has received commitments for a new secured credit facility totaling $250 million. The new credit facility is anticipated to include a $150 million revolving credit facility expiring December 31, 2012 and a $100 million term loan expiring June 30, 2011, which will be paid down in equal installments over three years. The Company has also received a commitment to amend its secured revolving credit facility for The Town Center at Aquia. The new financings are expected to close in the fourth quarter of 2009.

At September 30, 2009, the Company's total market capitalization equaled $844.2 million, including 33.7 million shares of common stock (or equivalents) valued at $300.6 million, compared to 21.6 million common shares (or equivalents) valued at $216.5 million at June 30, 2009.

Total debt at quarter-end approximated $543.5 million, with an average interest rate of 5.4% and an average maturity of 58 months. Of that total, $479.0 million was fixed rate debt and $64.5 million was variable rate debt. Total debt at June 30, 2009 was $662.2 million, of which, $480.2 million was fixed rate debt and $182.0 million was variable rate debt, with an average interest rate of 4.8% and an average maturity of 52 months.

At the end of the third quarter, the Company's fixed charge coverage ratio was 2.1x, compared to 2.0x at June 30, 2009 and its debt-to-EBITDA ratio was 7.7x, compared to 9.2x at June 30, 2009.

Dividend

For 2009, it is the Company's policy to pay aggregate annual dividends in an amount generally equal to its annual taxable income. On October 1, 2009, the Company paid a third quarter common share dividend of $0.16325 per share for the period of July 1, 2009 through September 30, 2009, to shareholders of record on September 20, 2009. The third quarter dividend was a reduction from the previous quarterly dividend of $0.2313 as a result of additional common shares issued during the quarter. The Company's FFO payout ratio for the quarter was 31.1%.

Earnings Guidance

The Company has revised its earnings and FFO guidance for the year ending December 31, 2009. Full-year 2009 FFO per diluted share is expected to be in the range of $1.76 to 1.82 compared to the previous guidance of $1.80 to $1.86 per diluted share, previously adjusted prior to the launch of the Company's equity offering in September. This change in FFO guidance is the result of the upsizing of the original common share offering from 9 million shares to 10.5 million shares and the issuance of an additional 1.575 million common shares to satisfy the underwriters' over-allotment.

Conference Call/Webcast

Ramco-Gershenson Properties Trust will host a live broadcast of its third quarter conference call on Wednesday, October 28, at 2:00 p.m. eastern time, to discuss its third quarter financial results. The live broadcast will be available online at www.rgpt.com and www.investorcalendar.com and also by telephone at (877) 407-0778, no pass code. A replay will be available shortly after the call on the aforementioned websites (for ninety days) or by telephone at (877) 660-6853, (pass code-Account #286, Conference ID # 335006), for one week.

Supplemental financial information is available via e-mail by sending requests to dhendershot@rgpt.com and is also available at the investor section of our web page.

About Ramco-Gershenson Properties Trust

Ramco-Gershenson Properties Trust, headquartered in Farmington Hills, Michigan, is a fully integrated, self-administered, publicly-traded real estate investment trust (REIT), which owns, develops, acquires, manages and leases community shopping centers, regional malls and single tenant retail properties, nationally. The Trust owns interests in 88 shopping centers totaling approximately 19.8 million square feet of gross leasable area in Michigan, Florida, Georgia, Ohio, Wisconsin, Tennessee, Indiana, New Jersey, Virginia, South Carolina, North Carolina, Maryland and Illinois. For additional information regarding Ramco-Gershenson Properties Trust visit the Trust's website at www.rgpt.com.

This press release contains forward-looking statements with respect to the operation of certain of the Trust's properties. Management of Ramco-Gershenson believes the expectations reflected in the forward-looking statements made in this press release are based on reasonable assumptions. Certain factors could occur that might cause actual results to vary, including the final terms of the proposed common share offering and the final size of such offering, the ongoing U.S. recession, the existing global credit and financial crisis and other changes in general economic and real estate conditions, changes in the interest rate environment and the availability of financing, adverse changes in the retail industry, our continuing to qualify as a REIT and other factors discussed in the Trust's reports filed with the Securities and Exchange Commission.

Ramco-Gershenson Properties Trust: Dawn Hendershot, 248-592-6202 Director of Investor Relations and Corporate Communications

Consolidated Statements of Income

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2009	2008	Increase (Decrease)	Percent Change	2009	2008	Increase (Decrease)	Percent Change
Revenues:								
Minimum rents	$ 20,457	$ 22,348	$ (1,891)	(8.5) %	$ 62,815	$ 68,232	$ (5,417)	(7.9) %
Percentage rents	397	21	376	1,790.5	677	518	159	30.7
Recoveries from tenants	10,181	9,858	323	3.3	30,539	31,114	(575)	(1.8)
Fees and management income (see page 7 for detail)	1,410	1,677	(267)	(15.9)	4,036	5,029	(993)	(19.7)
Other income (see page 7 for detail)	163	538	(375)	(69.7)	1,516	1,517	(1)	(0.1)
Total revenues	32,608	34,442	(1,834)	(5.3)	99,583	106,410	(6,827)	(6.4)
Expenses:								
Real estate taxes	4,653	4,398	255	5.8	13,879	13,871	8	0.1
Recoverable operating expenses	5,741	5,756	(15)	(0.3)	17,297	17,836	(539)	(3.0)
Depreciation and amortization	7,683	7,796	(113)	(1.4)	23,297	23,575	(278)	(1.2)
Other operating	907	835	72	8.6	2,824	2,892	(68)	(2.4)
General and administrative	3,263	3,342	(79)	(2.4)	12,752	11,967	785	6.6
Interest expense	7,757	8,685	(928)	(10.7)	23,765	27,357	(3,592)	(13.1)
Total expenses	30,004	30,812	(808)	(2.6)	93,814	97,498	(3,684)	(3.8)
Income from continuing operations before gain on sale of real estate assets and earnings from unconsolidated entities	2,604	3,630	(1,026)	(28.3)	5,769	8,912	(3,143)	(35.3)
Gain on sale of real estate assets (see page 7 for detail)	4,610	9,247	(4,637)	(50.1)	5,011	19,534	(14,523)	(74.3)
Earnings from unconsolidated entities (see page 26 for detail)	492	283	209	73.9	1,349	1,949	(600)	(30.8)
Income from continuing operations	7,706	13,160	(5,454)	(41.4)	12,129	30,395	(18,266)	(60.1)
Discontinued operations:								
Gain (loss) on sale of real estate assets	2,886	-	2,886	100.0	2,886	(463)	3,349	(723.3)
Income from operations	59	90	(31)	(34.4)	230	432	(202)	(46.8)
Income (loss) from discontinued operations	2,945	90	2,855	3,172.2	3,116	(31)	3,147	(10,151.6)
Net income	10,651	13,250	(2,599)	(19.6)	15,245	30,364	(15,119)	(49.8)
Less: Net income attributable to the noncontrolling interest in subsidiaries	(1,327)	(1,665)	338	(20.3)	(2,108)	(4,350)	2,242	(51.5)
Net income attributable to Ramco-Gershenson Properties Trust ("RPT") common shareholders	$ 9,324	$ 11,585	$ (2,261)	(19.5) %	$ 13,137	$ 26,014	$ (12,877)	(49.5) %
Amounts attributable to RPT common shareholders:								
Income from continuing operations	$ 6,776	$ 11,507	$ (4,731)	(41.1) %	$ 10,444	$ 26,041	$ (15,597)	(59.9) %
Gain (loss) from discontinued operations	2,548	78	2,470	3,166.7	2,693	(27)	2,720	(10,074.1)
Net income	$ 9,324	$ 11,585	$ (2,261)	(19.5) %	$ 13,137	$ 26,014	$ (12,877)	(49.5) %
Property Operating Expense Recovery Ratio	98.0 %	97.1 %		0.9 %	98.0 %	98.1 %		(0.2) %

Income Statement Detail
(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2009	2008	Increase (Decrease)	Percent Change	2009	2008	Increase (Decrease)	Percent Change
Fees and management income:								
Management fees	$ 736	$ 674	$ 62	9.2 %	$ 2,234	$ 2,104	$ 130	6.2 %
Leasing fees	298	413	(115)	(27.8)	850	977	(127)	(13.0)
Acquisition related fees	-	-	-	-	-	67	(67)	(100.0)
Development related fees	278	463	(185)	(40.0)	714	1,508	(794)	(52.7)
Other	99	127	(28)	(22.3)	239	373	(134)	(36.0)
Fee and management income	$ 1,410	$ 1,677	$ (267)	(15.9) %	$ 4,036	$ 5,029	$ (993)	(19.7) %
Other income:								
Lease termination income	$ (30)	$ 130	$ (160)	(123.0) %	$ 339	$ 421	$ (82)	(19.5) %
Temporary income	174	222	(48)	(21.4)	370	473	(103)	(21.7)
Interest income	239	23	216	939.1	586	225	361	160.4
Previous write-off of receivable	15	26	(11)	(42.3)	105	93	12	12.9
Other	(236)	137	(373)	(272.3)	115	305	(190)	(62.3)
Other income	$ 163	$ 538	$ (375)	(69.7) %	$ 1,516	$ 1,517	$ (1)	(0.1) %
Gain on sale of real estate assets:								
FFO gain on sales	$ -	$ 295	$ (295)	(100.0) %	$ 418	$ 706	$ (288)	(40.8) %
Non-FFO gain on sales	4,610	8,952	(4,342)	(48.5)	4,593	18,828	(14,235)	(75.6)
Gain on sale of real estate assets	$ 4,610	$ 9,247	$ (4,637)	(50.1) %	$ 5,011	$ 19,534	$ (14,523)	(74.3) %

Earnings Per Common Share ("EPS")

(in thousands, except per share data)

	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008	Nine Months Ended September 30, 2009	Nine Months Ended September 30, 2008
Numerator:				
Income from continuing operations before noncontrolling interest	$ 7,706	$ 13,160	$ 12,129	$ 30,395
Noncontrolling interest in subsidiaries from continuing operations	(930)	(1,653)	(1,685)	(4,354)
Income from continuing operations available to RPT common shareholders	6,776	11,507	10,444	26,041
Discontinued operations, net of noncontrolling interest in subsidiaries:				
Gain (loss) on sale of real estate assets	2,497	-	2,494	(400)
Income from operations	51	78	199	373
Net income available to RPT common shareholders	$ 9,324	$ 11,585	$ 13,137	$ 26,014
Denominator:				
Weighted-average common shares for basic EPS	20,548	18,476	19,292	18,480
Effect of dilutive securities:				
Options outstanding	-	11	-	12
Weighted-average common shares for diluted EPS	20,548	18,487	19,292	18,492
Basic EPS:				
Income from continuing operations attributable to RPT common shareholders	$ 0.33	$ 0.63	$ 0.54	$ 1.41
Income from discontinued operations attributable to RPT common shareholders	0.12	-	0.14	-
Net income attributable to RPT common shareholders	$ 0.45	$ 0.63	$ 0.68	$ 1.41
Diluted EPS:				
Income from continuing operations attributable to RPT common shareholders	$ 0.33	$ 0.63	$ 0.54	$ 1.41
Income from discontinued operations attributable to RPT common shareholders	0.12	-	0.14	-
Net income attributable to RPT common shareholders	$ 0.45	$ 0.63	$ 0.68	$ 1.41

Consolidated Balance Sheets

(in thousands)

	September 30, 2009	December 31, 2008
ASSETS		
Investment in real estate, net (see page 10 for detail)	$ 806,466	$ 830,392
Cash and cash equivalents	8,594	5,295
Restricted cash	5,068	4,891
Accounts receivable, net (see page 10 for detail)	32,948	40,736
Equity investments in and advances to unconsolidated entities (see page 27 for detail)	108,827	95,867
Other assets, net (see page 10 for detail)	34,676	37,345
Total Assets	$ 996,579	$ 1,014,526
LIABILITIES AND SHAREHOLDERS' EQUITY		
Mortgages and notes payable (see page 17 for detail)	$ 543,517	$ 662,601
Accounts payable and accrued expenses	29,746	26,751
Distributions payable	5,469	4,945
Capital lease obligation	6,992	7,191
Total Liabilities	585,724	701,488
SHAREHOLDERS' EQUITY		
Ramco-Gershenson Properties Trust ("RPT") shareholders' equity:		
Common Shares of Beneficial Interest	308	185
Additional paid-in capital	486,703	389,528
Accumulated other comprehensive loss	(2,604)	(3,328)
Cumulative distributions in excess of net income	(113,214)	(112,671)
Total RPT Shareholders' Equity	371,193	273,714
Noncontrolling interest in subsidiaries	39,662	39,324
Total Shareholders' Equity	410,855	313,038
Total Liabilities and Shareholders' Equity	$ 996,579	$ 1,014,526

Balance Sheet Detail
(in thousands)

	September 30, 2009	December 31, 2008
Investment in Real Estate:		
Land	$ 141,405	$ 144,422
Buildings and improvements	811,134	813,705
Construction in progress	39,080	46,982
	991,619	1,005,109
Less: accumulated depreciation	(185,153)	(174,717)
Investment in real estate, net	$ 806,466	$ 830,392
Accounts Receivable:		
Accounts receivable tenants, net	$ 16,001	$ 23,131
Straight-line rent receivable	16,947	17,605
Accounts receivable, net	$ 32,948	$ 40,736
Other Assets:		
Leasing costs	$ 40,227	$ 38,980
Intangible assets	5,836	5,836
Deferred financing costs	5,711	6,626
Other	6,048	5,904
	57,822	57,346
Less: accumulated amortization	(37,679)	(34,320)
	20,143	23,026
Prepaid expenses and other	13,296	12,967
Proposed development and acquisition costs	1,237	1,352
Other assets, net	$ 34,676	$ 37,345

Calculation of Funds from Operations
and Additional Supplemental Disclosures
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2009	2008	2009	2008
Calculation of Funds from Operations:				
Net income attributable to RPT common shareholders	$ 9,324	$ 11,585	$ 13,137	$ 26,014
Add:				
Depreciation and amortization expense	9,178	9,218	27,782	27,901
Noncontrolling interest in partnership:				
Continuing operations	930	1,653	1,685	4,354
Discontinued operations	397	12	423	(4)
Less:				
Gain on sale of depreciable real estate	(4,610)	(8,952)	(4,593)	(18,828)
Discontinued operations, loss (gain) on sale of property	(2,886)	-	(2,886)	427
Funds from operations available to RPT common shareholders, assuming conversion of OP units	$ 12,333	$ 13,516	$ 35,548	$ 39,864
Weighted average equivalent shares outstanding, diluted	23,467	21,406	22,211	21,411
Funds from operations available to RPT common shareholders, per diluted share	$ 0.53	$ 0.63	$ 1.60	$ 1.86
Dividend per Common Share	$ 0.1633	$ 0.4625	$ 0.6259	$ 1.3875
Payout Ratio - FFO	31.1%	73.2%	39.1%	74.5%
Additional Supplemental Disclosures:				
Consolidated :				
Straight-line rental income	$ 139	$ 386	$ 619	$ 1,073
Above - and below - market rent amortization	7	21	28	70
Fair market value of interest adjustment - acquired property	75	82	230	175
Stock-based compensation expense (reversal)	490	(94)	1,058	953
Pro-rata share from Joint Ventures:				
Straight-line rent	115	160	370	503
Above - and below - market rent amortization	6	415	(13)	391
Fair market value of interest adjustment - acquired property	120	130	364	376

Selected Financial and Operating Ratios

	Three Months Ended September 30, 2009		Three Months Ended September 30, 2008		Nine Months Ended September 30, 2009		Nine Months Ended September 30, 2008	
EBITDA Calculation:								
Operating Income Plus Earnings From Unconsolidated Entities	$ 3,096	[1]	$ 3,913	[3]	$ 7,118	[2]	$ 10,861	[4]
Add Back:								
Expenses related to Proxy Contest and Strategic Review Process	335		-		1,171		-	
Income From Discontinued Operations	59		90		230		432	
Interest Expense	7,757		8,685		23,765		27,357	
Depreciation and Amortization	7,683		7,796		23,297		23,575	
Consolidated EBITDA	18,930		20,484		55,581		62,225	
Scheduled Principal Payments	1,360		1,132		3,884		3,581	
Preferred Dividends	-		-		-		-	
Debt and Coverage Ratios:								
Consolidated Debt to EBITDA - Latest Twelve Months (LTM)	7.74		7.52		7.74		7.52	
Interest Coverage Ratio (EBITDA / Interest Expense)	2.44		2.36		2.34		2.27	
Fixed Charge Coverage Ratio (EBITDA / Interest Expense + Scheduled Principal Pmts. + Pref. Div.)	2.08		2.09		2.01		2.01	
Operating Ratios:								
NOI	19,734		21,238		60,031		65,265	
Operating Margin (NOI / Total Rental Revenue)	63.6%		65.9%		63.8%		65.4%	
General & Administrative Expense as a Percentage of Total Rental Revenues Under Management [5]:								
Revenue From REIT Owned Properties	$ 31,198		$ 32,765		$ 95,547		$ 101,381	
Revenue From Joint Venture Properties	25,347		23,606		75,636		71,608	
Revenue From Non-REIT Properties Under Management Contract	937		935		2,775		3,038	
Total Rental Revenues Under Management	$ 57,482		$ 57,306		$ 173,958		$ 176,027	
General and Administrative Expense [6]	$ 3,263		$ 3,342		$ 12,752		$ 11,967	
General and Administrative Expense / Total Rental Revenues Under Management	5.68%		5.83%		7.33%		6.80%	

[1] Q3 2009 excludes $4,610 related to the gain on sale of real estate from continuing operations. Including the gain would postively impact the interest coverage ratio by 0.59 for the three months ended 9/30/09.

[2] YTD 2009 excludes $5,011 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.21 for the nine months ended 9/30/09.

[3] Q3 2008 excludes $9,247 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 1.06 for the three months ended 9/30/08.

[4] YTD 2008 excludes $19,534 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.72 for the nine months ended 9/30/08.

[5] General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture properties, and properties that are under management contract.

[6] Includes $335 and $1,171 of expenses related to the Company's recent proxy contest and subsequent strategic review process for the three and nine months ended September 30, 2009, respectively.

Same Properties Analysis
(in thousands)

	Three Months Ended September 30, 2009			Nine Months Ended September 30, 2009		
	2009	2008	% Change	2009	2008	% Change
Number of Properties [1]	48	48	0.0%	48	48	0.0%
Occupancy	94.4%	94.1%	0.3%	94.4%	94.1%	0.3%
REVENUE:						
Minimum Rents	$18,646	$19,349	-3.6% [2]	$56,364	$57,550	-2.1% [2]
Percentage Rent	178	141	25.7%	399	445	-10.2%
Recoveries from Tenants	9,564	9,268	3.2%	28,694	28,327	1.3%
Other Income	161	216	-25.6%	755	713	5.9%
	$28,548	$28,975	-1.5%	$86,212	$87,035	-0.9%
EXPENSES:						
Real Estate Taxes	$4,363	$4,058	7.5%	$13,175	$12,424	6.0%
Property Operating and Maintenance	5,232	5,046	3.7%	15,198	15,483	-1.8%
Other Operating	406	325	25.0%	1,415	1,297	9.1%
	$10,002	$9,429	6.1%	$29,788	$29,204	2.0%
OPERATING INCOME	$18,547	$19,546	-5.1% [3]	$56,424	$57,832	-2.4% [3]
Operating Expense Recovery Ratio	99.7%	101.8%	-2.1%	101.1%	101.5%	-0.4%

[1] Excludes joint venture properties.

[2] Portion of decrease in Minimum Rents attributable to:	Qtr over Qtr	Ytd over Ytd
Tenant Bankruptcies	($290)	($846)
Rent Relief	($190)	($330)
	($480)	($1,176)

[3] Excluding the effect of tenant bankruptcies and rent relief, the change in operating income would have been (2.7%) and (0.4%) for the three and nine months ended September 30, 2009, respectively.

Note: Excludes centers under redevelopment and reflects recovery and percentage rent adjustments to the proper period.

Leasing Activity Analysis

	Three Months Ended September 30, 2009			Nine Months Ended September 30, 2009		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Summary of Expiring Leases:						
Total Number of Scheduled Lease Expirations	63	5	68	246	22	268
Gross Leasable Area (sq.ft.)	159,829	188,728	348,557	692,503	865,377	1,557,880
Average Base Rent / Sq.Ft ($/sq.ft.)	$14.85	$5.98	$10.05	$15.24	$6.66	$10.47
Leases Renewed at Expiration:						
Number of Leases	41	5	46	169	17	186
Gross Leasable Area (sq.ft.)	119,419	188,728	308,147	484,153	657,426	1,141,579
Renewal Base Rent / Sq.Ft. ($/sq.ft.)	$14.76	$6.34	$9.60	$15.09	$7.60	$10.78
Previous Base Rent / Sq.Ft. ($/sq.ft.)	$13.93	$5.98	$9.06	$14.49	$7.19	$10.28
PSF Increase / (Decrease)	$0.83	$0.36	$0.54	$0.61	$0.41	$0.49
% Increase / (Decrease)	6.0%	6.0%	6.0%	4.2%	5.7%	4.8%
Leases Currently Month-to-Month or Under Negotiation for Renewal:						
Number of Leases	-	-	-	5	-	5
Gross Leasable Area (sq.ft.)	-	-	-	8,669	-	8,669
Current Base Rent / Sq.Ft. ($/sq.ft.)	$0.00	$0.00	$0.00	$24.63	$0.00	$24.63
Leases Ended at Expiration:						
Number of Leases	22	0	22	72	5	77
Gross Leasable Area (sq.ft.)	40,410	-	40,410	199,681	207,951	407,632
Base Rent / Sq.Ft. ($/sq.ft.)	$17.59	$0.00	$17.59	$16.65	$4.99	$10.70
Lease-Up of Vacant Space: [1]						
Number of Leases	21	-	21	53	5	58
Gross Leasable Area (sq.ft.)	61,286	-	61,286	155,891	159,948	315,839
Base Rent / Sq.Ft. ($/sq.ft.)	$13.79	$0.00	$13.79	$14.80	$9.04	$11.88
% Increase / (Decrease) from Portfolio Average	-14.7%	0.0%	26.5%	-8.5%	9.4%	9.0%

[1] Lease-Up of Vacant Space is rent starts in the quarter

Current Portfolio Average:						
Portfolio Average Base Rent / Sq.Ft. (as of 9/30/09)	***$16.17***	***$8.26***	***$10.90***	***$16.17***	***$8.26***	***$10.90***

Historical Portfolio Averages:			
Year Ended 12/31/08 Portfolio Average Base Rent / Sq.Ft.	***$16.51***	***$8.11***	***$10.82***
Year Ended 12/31/07 Portfolio Average Base Rent / Sq.Ft.	***$16.05***	***$7.90***	***$10.61***
Year Ended 12/31/06 Portfolio Average Base Rent / Sq.Ft.	***$15.10***	***$7.67***	***$10.08***
Year Ended 12/31/05 Portfolio Average Base Rent / Sq.Ft.	***$14.57***	***$7.21***	***$9.55***
Year Ended 12/31/04 Portfolio Average Base Rent / Sq.Ft.	***$13.70***	***$6.61***	***$8.83***

Development Projects
(in millions)

Property/Location	Project Description	RPT Ownership %	Projected Stabilization Date	Stabilized Return on Cost [1]	Projected Stabilized NOI	Projected Cost	Cost to Date	Estimated Additional Costs 10/1/09 - 12/31/09	2010	2011	2012
Current Development Projects											
Off-Balance Sheet Assets											
Hartland Towne Square - Hartland Twp., MI	Phase 1 - sale to Meijer for 192,000 SF building, 12,000 SF of retail and outlot building.	20%	Q2 2011	8.6%	$0.5	$5.4	$2.4	$0.3	$1.9	$0.8	$0.0
	Future phases.	20%				$21.7	$21.7				
				8.6% [2]	$0.5	$27.1	$24.1	$0.3	$1.9	$0.8	$0.0
Total Current Off-Balance Sheet Assets				**8.6%** [2][3]	**$0.5**	**$27.1**	**$24.1**	**$0.3**	**$1.9**	**$0.8**	**$0.0**
RPT Share of Total Current Off-Balance Sheet Assets				**8.6%** [2][3]	**$0.1**	**$5.4**	**$4.8**	**$0.1**	**$0.4**	**$0.2**	**$0.0**
Proposed Off-Balance Sheet Assets											
The Town Center at Aquia - Stafford, VA	Retail development.	20%	Q4 2012	9.0%	$4.8	$53.7	$15.0 [4]	$0.2	$1.8	$19.6	$17.1
	Phase 1 office building.	20%	Q4 2010	8.3%	$1.9	$23.6	$22.3 [4]	$0.0	$1.3	$0.0	$0.0
	Basis in future office component.	20%				$7.2	$7.2 [4]				
	Basis in residential component.	20%				$15.6	$15.6 [4]				
				8.8% [5]	$6.8	$100.1	$60.1	$0.2	$3.1	$19.6	$17.1
Total Current Proposed Off-Balance Sheet Assets				**8.8%** [5]	**$6.8**	**$100.1**	**$60.1**	**$0.2**	**$3.1**	**$19.6**	**$17.1**
RPT Share of Total Current Proposed Off-Balance Sheet Assets				**8.8%** [5]	**$1.4**	**$20.0**	**$12.0**	**$0.0**	**$0.6**	**$3.9**	**$3.4**
RPT Share of Current Development Projects				**8.8%** [2][3][5]	**$1.5**	**$25.5**	**$16.8**	**$0.1**	**$1.0**	**$4.1**	**$3.4**
Pre-Development Projects											
Proposed Off-Balance Sheet Assets											
Gateway Commons - Lakeland, FL	375,000 SF power center project.	20%	Q2 2013	9.1%	$5.9	$64.7	$18.7	$1.0	$0.4	$9.2	$35.4
Parkway Shops - Jacksonville, FL	350,000 SF power center project.	20%	Q2 2013	8.8%	$2.8	$31.4	$13.2 [6]	$0.3	$0.7	$8.8	$8.5
Total Pre-Development Proposed Off-Balance Sheet Assets				**9.0%** [3]	**$8.7**	**$96.1**	**$31.9**	**$1.3**	**$1.1**	**$18.1**	**$43.8**
RPT Share of Total Pre-Development Proposed Off-Balance Sheet Assets				**9.0%** [3]	**$1.7**	**$19.2**	**$6.4**	**$0.3**	**$0.2**	**$3.6**	**$8.8**
RPT Share of Pre-Development Projects				**9.0%** [3]	**$1.7**	**$19.2**	**$6.4**	**$0.3**	**$0.2**	**$3.6**	**$8.8**
Land Controlled for Future Development											
On-Balance Sheet Assets											
Northpointe Town Center - Jackson, MI	200,000 SF of retail and outlots.	100%	Q4 2014	9.0%	$3.1	$34.7	$1.2	$0.0	$0.0	$0.0	$0.0
Total Land Under Control				**9.0%** [3]	**$3.1**	**$34.7**	**$1.2**	**$0.0**	**$0.0**	**$0.0**	**$0.0**
RPT Share of All Development Projects				**9.0%** [2][3][5]	**$6.3**	**$79.4**	**$24.4**	**$0.4**	**$1.2**	**$7.7**	**$12.2**

[1] Percentage based on actual numbers before rounding.
[2] Does not include costs associated with the "Future phases" at Hartland Towne Square.
[3] Does not include gains on sales held in TRS or fee revenue.
[4] Includes pro-rata portion of net book value of existing center and applicable fixed cost allocation.
[5] Does not include costs associated with the future office and residential components at The Town Center at Aquia.
[6] Includes $6.9 million payable on land purchased under two land contracts due in November 2010.

Redevelopment Projects
(in millions)

Property/Location	Project Description	RPT Ownership %	Projected Stabilization Date	Stabilized Return on Cost [1]	Projected Stabilized NOI [2]	Projected Cost	Cost to Date	Estimated Additional Costs 10/1/09 - 12/31/09	2010	2011
Current Redevelopment Projects [3]										
On-Balance Sheet Assets										
West Allis - West Allis, WI	Relocating existing tenants, adding Burlington Coat Factory, adding retail and upgrading façade.	100%	Q2 2010	11.5%	$1.4	$12.3	$8.2	$1.4	$2.7	$0.0
Holcomb - Roswell, GA	Adding Studio Movie Grill in 39,668 SF.	100%	Q1 2010	12.0%	$0.5	$4.0	$0.2	$0.8	$3.0	$0.0
Rivertowne Square - Deerfield Beach, FL	Adding a 60,000 SF Beall's Department Store.	100%	Q1 2010	11.9%	$0.2	$1.9	$0.5	$0.0	$1.4	$0.0
Southbay - Osprey, FL	Adding freestanding CVS, relocating tenants, retenanting space and demolishing vacated space.	100%	Q4 2009	15.2%	$0.1	$1.0	$0.4	$0.4	$0.2	$0.0
Total On-Balance Sheet Assets				**11.8%**	**$2.2**	**$19.2**	**$9.3**	**$2.6**	**$7.3**	**$0.0**
Off-Balance Sheet Assets										
Troy Marketplace - Troy, MI	Retenanting 97,000 SF Home Expo with LA Fitness (which has opened) and additional mid-box uses, constructing new outlot building.	30%	Q4 2010	20.6%	$2.1	$10.0	$5.6	$0.4	$4.0	$0.0
The Shops at Old Orchard - W. Bloomfield, MI	Adding 36,000 SF specialty grocer Plum Market as well as other upscale tenants; plus façade and structural improvements.	30%	Q2 2010	11.2%	$1.1	$10.2	$8.4	$0.6	$1.2	$0.0
Marketplace of Delray - Delray Beach, FL	Adding Ross Dress For Less in 27,625 SF, downsizing Office Depot from 39,776 SF to 26,500 SF, adding Dollar Tree in 12,000 SF, and retenanting retail space.	30%	Q1 2010	14.3%	$0.6	$4.1	$0.5	$2.0	$1.6	$0.0
Collins Pointe Plaza - Cartersville, GA	Retenanting Winn-Dixie, adding freestanding CVS and retenanting retail space.	20%	Q3 2010	21.0%	$0.6	$2.8	$0.8	$0.3	$1.8	$0.0
Total Off-Balance Sheet Assets				**16.1%**	**$4.4**	**$27.1**	**$15.3**	**$3.3**	**$8.6**	**$0.0**
RPT Share of Total Off-Balance Sheet Assets				**16.0% [4]**	**$1.3**	**$7.8**	**$4.5**	**$1.0**	**$2.4**	**$0.0**
RPT Share of Current Redevelopments				**13.0% [4]**	**$3.5**	**$27.0**	**$13.8**	**$3.6**	**$9.7**	**$0.0**

Completed Projects		RPT Ownership %
Clinton Valley - Sterling Heights, MI	Added a 50,852 SF Hobby Lobby.	100%
Market Plaza - Glen Ellyn, IL	Added a 19,849 SF Staples.	20%
Future Projects		
Lakeshore Marketplace - Norton Shores, MI	Retenant with mid-box use a portion of Elder-Beerman space. Develop new outlots.	100%
The Shops on Lane Avenue - Columbus, OH	Expand existing grocery to prototype size.	20%

[1] Percentage based on actual numbers before rounding.
[2] Represents incremental change in revenue.
[3] Current redevelopments does not include The Town Center at Aquia, which is considered a development project by the Company. Refer to page 15 for details on The Town Center at Aquia.
[4] Does not include fees earned by RPT.

Summary of Outstanding Debt
09/30/09

	Lender or Servicer	Percent of Total Indebtedness		Balance at 9/30/2009	Stated Interest Rate	Maturity Date	Months To Maturity
Fixed Rate Debt							
West Oaks II/Spring Meadows	Travelers Insurance	4.21%	$	22,879,933	7.0500%	Dec-09	2
Promenade at Pleasant Hill	Principal Life	2.38%		12,944,850	8.0900%	Sep-10	11
Publix at River Crossing	Jackson National Life Ins Co.	0.58%		3,155,637	6.6700%	Oct-10	13
Parkway Shops	St. Johns land contract	0.86%		4,690,000	7.0000%	Nov-10	14
Parkway Shops	River City Signature land contract	0.40%		2,166,775	6.0000%	Nov-10	14
Unsecured Term Loan Facility *	KeyBank, as agent	18.40%		100,000,000	4.5900%	Dec-10	15
Madison Shopping Center	LaSalle Bank N.A.	1.73%		9,409,493	7.5080%	May-11	19
Lakeshore Marketplace	Wells Fargo/Midland	2.69%		14,646,312	7.6470%	Aug-11	22
Sunshine Plaza Shopping Center	Nationwide Life	2.07%		11,236,811	7.3500%	May-12	31
Coral Creek	KeyBank	1.73%		9,395,474	6.7800%	Jul-12	34
The Crossroads at Royal Palm	L.J. Melody & Co./Salomon	2.06%		11,206,323	6.5000%	Aug-12	35
Centre at Woodstock	Wachovia	0.80%		4,371,532	6.9100%	Jul-13	46
East Town Plaza	Citigroup Global Markets	2.02%		10,998,435	5.4500%	Jul-13	46
Kentwood Towne Center	Nationwide Life	1.70%		9,234,015	5.7400%	Jul-13	46
Lantana Plaza Shopping Center	Key Bank	1.82%		9,886,101	4.7600%	Aug-13	47
Auburn Hills	Citigroup Global Markets	1.34%		7,264,182	5.3800%	May-14	56
Crossroads Shopping Center	Citigroup Global Markets	4.66%		25,302,630	5.3800%	May-14	56
Jackson West	KeyBank	3.16%		17,180,000	5.2000%	Nov-15	74
West Oaks I	KeyBank	5.02%		27,300,000	5.2000%	Nov-15	74
New Towne Plaza	Deutsche Bank	3.64%		19,800,000	5.0910%	Dec-15	75
Hoover Eleven	Canada Life/GMAC	1.05%		5,681,026	7.6250%	Feb-16	77
River City Marketplace	JPMorgan Chase Bank, N.A.	20.24%		110,000,000	5.4355%	Apr-17	91
Hoover Eleven	Canada Life/GMAC	0.39%		2,127,431	7.2000%	May-18	105
Junior Subordinated Note **	The Bank of New York Trust Company	5.17%		28,125,000	7.8700%	Jan-38	345
Subtotal Fixed Rate Debt		**88.13%**	**$**	**479,001,961**	**5.7810%**		66
Variable Rate Mortgages							
Beacon Square	Huntington Bank	1.32%	$	7,176,236	2.9938%	Nov-09	1
Gaines Marketplace	Huntington Bank	1.35%		7,338,437	5.2500%	Jun-11	20
Subtotal Variable Rate Mortgages		2.67%	$	14,514,674	4.1345%		11
Variable Rate Secured Facility							
Secured Revolving Credit Facility - Aquia	KeyBank	0.00%	$	-	0.0000%	Dec-09	3
Subtotal Variable Rate Secured Facilities		0.00%	$	-	0.0000%		
Subtotal Variable Rate Mortgages & Secured Facilities		2.67%	$	14,514,674	4.1345%		11
Variable Rate Unsecured Facility							
Unsecured Revolving Credit Facility	KeyBank, as agent	9.20%	$	50,000,000	1.6000%	Dec-09	2
Subtotal Variable Rate Unsecured Facilities		9.20%	$	50,000,000	1.6000%		
Subtotal Variable Rate Debt		**11.87%**	**$**	**64,514,674**	**2.1702%**		4
Total debt		**100.00%**	**$**	**543,516,634**	**5.3524%**		58

*** Effectively converted to fixed rate through swap agreements.**

**** Fixed rate until January 30, 2013, and then at LIBOR plus 3.30%.**

Loan Maturities Split between Scheduled Amortization and Scheduled Maturities
09/30/09

Year	Scheduled Amortization Payments	Scheduled Maturities	Total Scheduled Maturities	Percentage of Debt Maturing	Cumulative Percentage of Debt Maturing
2009	$ 1,426,153	$ 79,880,863	$ 81,307,016	14.96%	14.96%
2010	4,170,587	122,565,995	126,736,582	23.32%	38.28%
2011	4,668,061	30,420,509	35,088,570	6.46%	44.73%
2012	4,130,892	29,879,687	34,010,579	6.26%	50.99%
2013	3,363,353	30,121,368	33,484,721	6.16%	57.15%
2014	2,505,331	29,676,361	32,181,691	5.92%	63.07%
2015	2,323,334	59,457,889	61,781,223	11.37%	74.44%
2016	382,038	-	382,038	0.07%	74.51%
2017	310,621	110,000,000	110,310,621	20.30%	94.81%
2018	108,593	-	108,593	0.02%	94.83%
2019 +	-	28,125,000	28,125,000	5.17%	100.00%
Totals	**$ 23,388,964**	**$ 520,127,671**	**$ 543,516,634**		

Note: Scheduled maturities in 2009 includes $50,000,000 which represents the balance of the Unsecured Revolving Credit Facility drawn as of September 30, 2009 due at maturity in December 2009, and scheduled maturities in 2010 includes $100,000,000 which represents the balance of the Unsecured Term Loan Facility due at maturity in December 2010. The Unsecured Revolving Credit Facility can be extended to December 2010.

Market Capitalization Information
09/30/09

Debt:	Market price			Shares		Dollars	Percentage
Fixed Rate Debt					$	479,001,961	56.74%
Variable Rate Debt					$	64,514,674	7.64%
Total Debt					**$**	**543,516,634**	**64.39%**
Equity:	**Market price**						
Common Shares and Equivalents							
REIT Shares	**$**	**8.92**	91.34%	30,785,476	$	274,606,446	32.53%
OP Units			8.66%	2,918,574	$	26,033,680	3.08%
Total Common Shares and Equivalents			100.00%	33,704,050	**$**	**300,640,126**	**35.61%**
Total Market Capitalization					**$**	**844,156,760**	**100.00%**

Common Stock Performance - 10/01/2008 through 09/30/2009



RPT Daily
9/30/09
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©BigCharts.com
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Operating
Property Summary
As of September 30, 2009

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Company Owned	Total Anchor GLA	Non-Anchor GLA	Total	Company Owned GLA: Total	Leased	Occupancy	Annualized Base Rent: Total	PSF	Anchors [2]
Operating:															
Florida															
Coral Creek Shops	Coconut Creek, FL	100%	1992/2002/NA	33		42,112	42,112	67,200	109,312	109,312	99,287	90.8%	$ 1,500,024	$ 15.11	Publix
Lantana Shopping Center	Lantana, FL	100%	1959/1996/2002	22		61,166	61,166	62,444	123,610	123,610	113,968	92.2%	$ 1,190,911	$ 10.45	Publix
Naples Towne Centre	Naples, FL	100%	1982/1996/2003	14	32,680	102,027	134,707	32,680	167,387	134,707	125,378	93.1%	$ 761,707	$ 6.08	Goodwill [3], Save-A-Lot, Bealls
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	26		35,768	35,768	57,389	93,157	93,157	78,502	84.3%	$ 778,214	$ 9.91	Linens'N Things [6]
River City Marketplace	Jacksonville, FL	100%	2005/2005/NA	70	342,501	323,907	666,408	221,445	887,853	545,352	537,505	98.6%	$ 8,459,102	$ 15.74	Wal-Mart [3], Lowe's[3], Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PETsMART, Ross Dress For Less, Wallace Theaters, Ashley Furniture HomeStore
River Crossing Centre	New Port Richey, FL	100%	1998/2003/NA	16		37,888	37,888	24,150	62,038	62,038	62,038	100.0%	$ 765,302	$ 12.34	Publix
Sunshine Plaza	Tamarac, FL	100%	1972/1996/2001	28		146,409	146,409	89,317	235,726	235,726	225,235	95.5%	$ 1,956,843	$ 8.69	Publix, Old Time Pottery
The Crossroads	Royal Palm Beach, FL	100%	1988/2002/NA	35		42,112	42,112	77,980	120,092	120,092	102,875	85.7%	$ 1,593,813	$ 15.49	Publix
Village Lakes Shopping Center	Land O' Lakes, FL	100%	1987/1997/NA	24		125,141	125,141	61,355	186,496	186,496	182,646	97.9%	$ 1,126,858	$ 6.17	Sweet Bay, Wal-Mart
Total / Average				268	375,181	916,530	1,291,711	693,960	1,985,671	1,610,490	1,527,434	94.8%	$ 18,132,774	$ 11.87	
Georgia															
Centre at Woodstock	Woodstock, GA	100%	1997/2004/NA	14		51,420	51,420	35,328	86,748	86,748	77,148	88.9%	$ 831,200	$ 10.77	Publix
Conyers Crossing	Conyers, GA	100%	1978/1998/NA	15		138,915	138,915	31,560	170,475	170,475	170,475	100.0%	$ 956,411	$ 5.61	Burlington Coat Factory, Hobby Lobby
Horizon Village	Suwanee, GA	100%	1996/2002/NA	22		47,955	47,955	49,046	97,001	97,001	82,602	85.2%	$ 864,401	$ 10.46	Publix [4]
Mays Crossing	Stockbridge, GA	100%	1984/1997/2007	20		100,244	100,244	37,040	137,284	137,284	127,384	92.8%	$ 823,991	$ 6.47	ApplianceSmart Factory Outlet [4], Big Lots, Dollar Tree
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	34		199,555	199,555	82,076	281,631	281,631	255,625	90.8%	$ 1,913,766	$ 7.49	Farmers Home Furniture, Old Time Pottery, Publix
Total / Average				105	-	538,089	538,089	235,050	773,139	773,139	713,234	92.3%	$ 5,389,769	$ 7.56	
Michigan															
Auburn Mile, The	Auburn Hills, MI	100%	2000/1999/NA	7	533,659	64,298	597,957	26,238	624,195	90,536	90,536	100.0%	$ 944,457	$ 10.43	Best Buy [3], Target [3], Meijer [3], Costco [3], Jo-Ann, Staples
Beacon Square	Grand Haven, MI	100%	2004/2004/NA	16	103,316	-	103,316	51,387	154,703	51,387	44,332	86.3%	$ 752,131	$ 16.97	Home Depot [3]
Clinton Pointe	Clinton Twp., MI	100%	1992/2003/NA	14	112,876	65,735	178,611	69,595	248,206	135,330	123,280	91.1%	$ 1,200,587	$ 9.74	OfficeMax, Sports Authority, Target [3]
Clinton Valley	Sterling Heights, MI	100%	1985/1996/2009	10		50,852	50,852	45,348	96,200	96,200	83,324	86.6%	$ 518,940	$ 6.23	Hobby Lobby
Clinton Valley Mall	Sterling Heights, MI	100%	1977/1996/2002	8		55,175	55,175	44,106	99,281	99,281	99,281	100.0%	$ 1,628,581	$ 16.40	Office Depot, DSW Shoe Warehouse
Eastridge Commons	Flint, MI	100%	1990/1996/2001	16	117,777	117,972	235,749	51,704	287,453	169,676	158,526	93.4%	$ 1,577,764	$ 9.95	Farmer Jack (A&P) [4], Office Depot[4], Target [3], TJ Maxx
Edgewood Towne Center	Lansing, MI	100%	1990/1996/2001	17	227,193	23,524	250,717	62,233	312,950	85,757	72,722	84.8%	$ 813,162	$ 11.18	OfficeMax, Sam's Club [3], Target [3]
Fairlane Meadows	Dearborn, MI	100%	1987/2003/NA	23	201,300	56,586	257,886	80,922	338,808	137,508	120,223	87.4%	$ 1,615,197	$ 13.44	Best Buy, Citi Trends, Target [3], Burlington Coat Factory [3]
Fraser Shopping Center	Fraser, MI	100%	1977/1996/NA	8		32,384	32,384	39,163	71,547	71,547	51,335	71.8%	$ 299,648	$ 5.84	Oakridge Market
Gaines Marketplace	Gaines Twp., MI	100%	2004/2004/NA	15		351,981	351,981	40,188	392,169	392,169	387,669	98.9%	$ 1,648,734	$ 4.25	Meijer, Staples, Target
Hoover Eleven	Warren, MI	100%	1989/2003/NA	47		153,810	153,810	130,960	284,770	284,770	265,920	93.4%	$ 2,982,777	$ 11.22	Kroger, Marshalls, OfficeMax
Jackson Crossing	Jackson, MI	100%	1967/1996/2002	63	254,242	222,192	476,434	176,546	652,980	398,738	365,100	91.6%	$ 3,450,637	$ 9.45	Kohl's, Sears [3], Target [3], TJ Maxx, Toys "R" Us, Best Buy, Bed Bath & Beyond, Jackson 10 Theater
Jackson West	Jackson, MI	100%	1996/1996/1999	5		194,484	194,484	15,837	210,321	210,321	210,321	100.0%	$ 1,437,418	$ 6.83	Lowe's, Michaels, OfficeMax
Kentwood Towne Centre	Kentwood, MI	77.88%	1988/1996//NA	16	101,909	122,390	224,299	50,473	274,772	172,863	152,663	88.3%	$ 1,002,566	$ 6.57	Hobby Lobby, OfficeMax, Rooms Today [3]
Lake Orion Plaza	Lake Orion, MI	100%	1977/1996/NA	9		126,195	126,195	14,878	141,073	141,073	141,073	100.0%	$ 575,281	$ 4.08	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores, MI	100%	1996/2003/NA	21	126,800	258,638	385,438	89,015	474,453	347,653	339,074	97.5%	$ 2,612,382	$ 7.70	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T J Maxx, Toys "R" Us, Target[3]
Livonia Plaza	Livonia, MI	100%	1988/2003/NA	20		93,380	93,380	43,042	136,422	136,422	118,378	86.8%	$ 1,212,187	$ 10.24	Kroger, TJ Maxx
Madison Center	Madison Heights, MI	100%	1965/1997/2000	15		167,830	167,830	59,258	227,088	227,088	185,832	81.8%	$ 1,197,353	$ 6.44	Kmart
New Towne Plaza	Canton Twp., MI	100%	1975/1996/2005	17		126,425	126,425	62,798	189,223	189,223	183,098	96.8%	$ 1,839,061	$ 10.04	Kohl's, Jo-Ann
Oak Brook Square	Flint, MI	100%	1982/1996/NA	20		79,744	79,744	72,629	152,373	152,373	143,773	94.4%	$ 1,227,216	$ 8.54	TJ Maxx, Hobby Lobby
Roseville Towne Center	Roseville, MI	100%	1963/1996/2004	9		206,747	206,747	40,221	246,968	246,968	246,968	100.0%	$ 1,695,513	$ 6.87	Marshalls, Wal-Mart, Office Depot[4]
Shoppes at Fairlane Meadows	Dearborn, MI	100%	2007/NA/NA	8		-	-	19,925	19,925	19,925	13,197	66.2%	$ 324,738	$ 24.61	
Southfield Plaza	Southfield, MI	100%	1969/1996/2003	14		128,339	128,339	37,660	165,999	165,999	162,209	97.7%	$ 1,334,286	$ 8.23	Burlington Coat Factory, Marshalls, Staples
Tel-Twelve	Southfield, MI	100%	1968/1996/2005	21		479,869	479,869	43,542	523,411	523,411	520,411	99.4%	$ 5,616,518	$ 10.79	Best Buy, DSW Shoe Warehouse, Lowe's, Meijer, Michaels, Office Depot, PETsMART
West Oaks I	Novi, MI	100%	1979/1996/2004	8		213,717	213,717	30,270	243,987	243,987	243,987	100.0%	$ 2,384,688	$ 9.77	Best Buy, DSW Shoe Warehouse, Gander Mountain, Home Goods, Michaels, OfficeMax
West Oaks II	Novi, MI	100%	1986/1996/2000	30	221,140	90,753	311,893	77,201	389,094	167,954	166,979	99.4%	$ 2,864,994	$ 17.16	Value City Furniture [3], Bed Bath & Beyond [3], Marshalls, Toys "R" Us[3], Kohl's[3], Jo-Ann
Total / Average				457	2,000,212	3,483,020	5,483,232	1,475,139	6,958,371	4,958,159	4,690,211	94.6%	$ 42,756,816	$ 9.12	
North Carolina															
Ridgeview Crossing	Elkin, NC	100%	1989/1997/1995	8		58,581	58,581	12,340	70,921	70,921	70,921	100.0%	$ 275,067	$ 3.88	Belk Department Store, Ingles Market
Total / Average				8	-	58,581	58,581	12,340	70,921	70,921	70,921	100.0%	$ 275,067	$ 3.88	

Operating
Property Summary
As of September 30, 2009

					Total Shopping Center GLA:					Company Owned GLA			Annualized Base Rent		
					Anchors:										
Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Non-Company Owned	Company Owned	Total Anchor GLA	Non-Anchor GLA	Total	Total	Leased	Occupancy	Total	PSF	Anchors [2]
Ohio															
Crossroads Centre	Rossford, OH	100%	2001/2001/NA	22	126,200	244,991	371,191	99,054	470,245	344,045	332,505	96.6%	$ 3,066,052	$ 9.22	Home Depot, Target [3], Giant Eagle, Michaels, T J Maxx
OfficeMax Center	Toledo, OH	100%	1994/1996/NA	1		22,930	22,930	-	22,930	22,930	22,930	100.0%	$ 265,988	$ 11.60	OfficeMax
Rossford Pointe	Rossford, OH	100%	2006/2005/NA	6		41,077	41,077	6,400	47,477	47,477	45,877	96.6%	$ 575,127	$ 12.54	PETsMART, Office Depot[4]
Spring Meadows Place	Holland, OH	100%	1987/1996/2005	28	384,770	110,691	495,461	101,126	596,587	211,817	186,293	87.9%	$ 2,027,012	$ 10.88	Dick's Sporting Goods [3], Best Buy [3], Kroger [3], Target [3], Ashley Furniture, OfficeMax, PETsMART, T J Maxx, Sam's Club[3], Big Lots[3]
Troy Towne Center	Troy, OH	100%	1990/1996/2003	18	197,109	86,584	283,693	58,026	341,719	144,610	141,110	97.6%	$ 879,214	$ 6.23	Wal-Mart[3], Kohl's
Total / Average				75	708,079	506,273	1,214,352	264,606	1,478,958	770,879	728,715	94.5%	$ 6,813,393	$ 9.35	
South Carolina															
Taylors Square	Taylors, SC	100%	1989/1997/2005	13	207,445	-	207,445	33,791	241,236	33,791	25,292	74.8%	$ 432,285	$ 17.09	Wal-Mart[3]
Total / Average				13	207,445	-	207,445	33,791	241,236	33,791	25,292	74.8%	$ 432,285	$ 17.09	
Tennessee															
Northwest Crossing	Knoxville, TN	100%	1989/1997/NA	10	207,945	66,346	274,291	29,933	304,224	96,279	94,779	98.4%	$ 810,523	$ 8.55	Wal-Mart[3], Ross Dress for Less, HH Gregg
Northwest Crossing II	Knoxville, TN	100%	1999/1999/NA	2		23,500	23,500	4,674	28,174	28,174	28,174	100.0%	$ 308,969	$ 10.97	OfficeMax
Total / Average				12	207,945	89,846	297,791	34,607	332,398	124,453	122,953	98.8%	$ 1,119,492	$ 9.11	
Wisconsin															
East Town Plaza	Madison, WI	100%	1992/2000/2000	18	132,995	144,685	277,680	64,274	341,954	208,959	185,551	88.8%	$ 1,694,778	$ 9.13	Burlington Coat Factory, Marshalls, Jo-Ann, Borders, Toys "R" Us[3], Shopko[3]
Total / Average				18	132,995	144,685	277,680	64,274	341,954	208,959	185,551	88.8%	$ 1,694,778	$ 9.13	
Operating Total / Average				956	3,631,857	5,737,024	9,368,881	2,813,767	12,182,648	8,550,791	8,064,311	94.3%	$ 76,614,374	$ 9.50	
Joint Ventures:															
Florida															
Cocoa Commons	Cocoa, FL	30%	2001/2007/NA	23		51,420	51,420	38,696	90,116	90,116	76,920	85.4%	$ 937,263	$ 12.18	Publix
Cypress Point	Clearwater, FL	30%	1983/2007/NA	22		103,085	103,085	64,195	167,280	167,280	146,853	87.8%	$ 1,743,760	$ 11.87	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee, FL	7%	2005/2005/NA	17	184,600	67,000	251,600	48,586	300,186	115,586	110,386	95.5%	$ 1,333,252	$ 12.08	Jo-Ann, Marshalls,Target [3]
Martin Square	Stuart, FL	30%	1981/2005/NA	14		291,432	291,432	39,673	331,105	331,105	326,340	98.6%	$ 2,088,869	$ 6.40	Home Depot, Howards Interiors [5], Kmart, Staples
Mission Bay Plaza	Boca Raton, FL	30%	1989/2004/NA	56		159,147	159,147	113,719	272,866	272,866	260,505	95.5%	$ 4,961,319	$ 19.05	Albertsons, LA Fitness Sports Club, OfficeMax, Toys "R" Us
Plaza at Delray, The	Delray Beach, FL	20%	1979/2004/NA	48		193,967	193,967	137,529	331,496	331,496	265,700	80.2%	$ 4,120,456	$ 15.51	Books-A-Million, Marshalls, Publix, Regal Cinemas, Staples
Shenandoah Square	Davie, FL	40%	1989/2001/NA	43		42,112	42,112	81,534	123,646	123,646	116,566	94.3%	$ 1,825,448	$ 15.66	Publix
Shoppes of Lakeland	Lakeland, FL	7%	1985/1996/NA	22	123,400	122,441	245,841	66,447	312,288	188,888	157,072	83.2%	$ 1,848,313	$ 11.77	Michaels, Ashley Furniture, Target [3]
Treasure Coast Commons	Jensen Beach, FL	30%	1996/2004/NA	3		92,979	92,979	-	92,979	92,979	92,979	100.0%	$ 1,154,920	$ 12.42	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach, FL	30%	1986/2005/NA	39		42,112	42,112	113,640	155,752	155,752	151,272	97.1%	$ 2,075,260	$ 13.72	Publix
Village Plaza	Lakeland, FL	30%	1989/2004/NA	25		64,504	64,504	82,251	146,755	146,755	112,892	76.9%	$ 1,437,432	$ 12.73	Staples
Vista Plaza	Jensen Beach, FL	30%	1998/2004/NA	9		87,072	87,072	22,689	109,761	109,761	109,761	100.0%	$ 1,190,056	$ 10.84	Bed Bath & Beyond, Michaels
West Broward Shopping Center	Plantation, FL	30%	1965/2005/NA	19		81,801	81,801	74,435	156,236	156,236	151,242	96.8%	$ 1,569,843	$ 10.38	Badcock, National Pawn Shop, Save-A-Lot, US Postal Service
Total / Average				340	308,000	1,399,072	1,707,072	883,394	2,590,466	2,282,466	2,078,488	91.1%	$ 26,286,191	$ 12.65	
Georgia															
Paulding Pavilion	Hiram, GA	20%	1995/2006/NA	13		60,509	60,509	24,337	84,846	84,846	76,896	90.6%	$ 1,182,709	$ 15.38	Sports Authority, Staples
Peachtree Hill	Duluth, GA	20%	1986/2007/NA	35		87,411	87,411	63,461	150,872	150,872	98,120	65.0%	$ 1,105,571	$ 11.27	Kroger
Total / Average				48	-	147,920	147,920	87,798	235,718	235,718	175,016	74.2%	$ 2,288,280	$ 13.07	
Illinois															
Market Plaza	Glen Ellyn, IL	20%	1965/2007/1996	35		66,079	66,079	96,975	163,054	163,054	154,974	95.0%	$ 2,274,140	$ 14.67	Jewel Osco, Staples
Rolling Meadows	Rolling Meadows, IL	20%	1956/2008/1995	18	-	83,230	83,230	47,206	130,436	130,436	100,107	76.7%	$ 1,219,727	$ 12.18	Jewel Osco
Total / Average				53	-	149,309	149,309	144,181	293,490	293,490	255,081	86.9%	$ 3,493,867	$ 13.70	
Indiana															
Merchants' Square	Carmel, IN	20%	1970/2004/NA	47	80,000	69,504	149,504	194,885	344,389	264,389	224,063	84.7%	$ 2,578,218	$ 11.51	Marsh [3], Cost Plus, Hobby Lobby
Nora Plaza	Indianapolis, IN	7%	1958/2007/2002	25	123,800	58,144	181,944	82,325	264,269	140,469	139,240	99.1%	$ 1,814,118	$ 13.03	Target [3], Marshalls, Whole Foods
Total / Average				72	203,800	127,648	331,448	277,210	608,658	404,858	363,303	89.7%	$ 4,392,336	$ 12.09	
Maryland															
Crofton Centre	Crofton, MD	20%	1974/1996/NA	18		196,570	196,570	54,941	251,511	251,511	223,655	88.9%	$ 1,552,750	$ 6.94	Basics/Metro, Kmart, Gold's Gym
Total / Average				18	-	196,570	196,570	54,941	251,511	251,511	223,655	88.9%	$ 1,552,750	$ 6.94	

Operating
Property Summary
As of September 30, 2009

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Total Shopping Center GLA: Anchors: Company Owned	Total Shopping Center GLA: Anchors: Total Anchor GLA	Total Shopping Center GLA: Non-Anchor GLA	Total Shopping Center GLA: Total	Company Owned GLA: Total	Company Owned GLA: Leased	Occupancy	Annualized Base Rent: Total	Annualized Base Rent: PSF	Anchors [2]
Michigan															
Gratiot Crossing	Chesterfield, MI	30%	1980/2005/NA	15		122,406	122,406	43,138	165,544	165,544	150,586	91.0%	$ 1,317,040	$ 8.75	Jo-Ann, Kmart
Hunter's Square	Farmington Hills, MI	30%	1988/2005/NA	36		194,236	194,236	163,066	357,302	357,302	354,060	99.1%	$ 6,256,093	$ 17.67	Bed Bath & Beyond, Borders, Loehmann's, Marshalls, T J Maxx
Millennium Park	Livonia, MI	30%	2000/2005/NA	14	352,641	241,850	594,491	39,524	634,015	281,374	277,550	98.6%	$ 3,269,686	$ 11.78	Home Depot, Marshalls, Michaels, PETsMART, Costco[3], Meijer[3]
Southfield Plaza Expansion	Southfield, MI	50%	1987/1996/2003	11		-	-	19,410	19,410	19,410	12,410	63.9%	$ 203,584	$ 16.40	
West Acres Commons	Flint, MI	40%	1998/2001/NA	14		59,889	59,889	35,200	95,089	95,089	82,489	86.7%	$ 1,033,485	$ 12.53	VG's Food Center
Winchester Center	Rochester Hills, MI	30%	1980/2005/NA	16		224,356	224,356	89,309	313,665	313,665	313,665	100.0%	$ 4,419,577	$ 14.09	Borders, Dick's Sporting Goods, Linens 'N Things [6], Marshalls, Michaels, PETsMART
Total / Average				106	352,641	842,737	1,195,378	389,647	1,585,025	1,232,384	1,190,760	96.6%	$ 16,499,465	$ 13.86	
New Jersey															
Chester Springs Shopping Center	Chester, NJ	20%	1970/1996/1999	41		81,760	81,760	142,393	224,153	224,153	190,420	85.0%	$ 2,649,558	$ 13.91	Shop-Rite Supermarket, Staples
Total / Average				41	-	81,760	81,760	142,393	224,153	224,153	190,420	85.0%	$ 2,649,558	$ 13.91	
Ohio															
Olentangy Plaza	Columbus, OH	20%	1981/2007/1997	41		139,130	139,130	114,800	253,930	253,930	213,339	84.0%	$ 2,193,640	$ 10.28	Eurolife Furniture, Marshalls, MicroCenter, Sunflower Market[4]
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	40		46,574	46,574	115,236	161,810	161,810	152,310	94.1%	$ 2,832,042	$ 18.59	Bed Bath & Beyond, Whole Foods
Total / Average				81	-	185,704	185,704	230,036	415,740	415,740	365,649	88.0%	$ 5,025,682	$ 13.74	
JV Total / Average				759	864,441	3,130,720	3,995,161	2,209,600	6,204,761	5,340,320	4,842,372	90.7%	62,188,129	$ 12.84	
Operating Under Redevelopment:															
Rivertowne Square	Deerfield Beach, FL	100%	1980/1998/NA	15		90,173	90,173	44,674	134,847	134,847	128,547	95.3%	$ 1,320,537	$ 10.27	Beall's Outlet, Winn-Dixie
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	19		31,700	31,700	65,090	96,790	96,790	77,765	80.3%	$ 601,287	$ 7.73	Beall's Clearance Store
Holcomb Center	Roswell, GA	100%	1986/1996/NA	25		39,668	39,668	67,385	107,053	107,053	20,584	19.2%	$ 204,985	$ 9.96	
The Towne Center at Aquia [7]	Stafford, VA	100%	1989/1998/NA	17		86,184	86,184	52,325	138,509	138,509	126,863	91.6%	$ 2,518,867	$ 19.86	Northrop Grumman, Regal Cinemas
West Allis Towne Centre	West Allis, WI	100%	1987/1996/NA	26		179,818	179,818	116,272	296,090	296,090	259,664	87.7%	$ 1,889,998	$ 7.28	Burlington Coat Factory, Kmart, Office Depot
Total / Average				102	-	427,543	427,543	345,746	773,289	773,289	613,423	79.3%	$ 6,535,674	$ 10.65	
Joint Venture Under Redevelopment:															
Collins Pointe Plaza	Cartersville, GA	20%	1987/2006/NA	18		46,358	46,358	47,909	94,267	94,267	35,225	37.4%	$ 427,921	$ 12.15	
The Shops at Old Orchard	W. Bloomfield, MI	30%	1972/2007/NA	18		36,044	36,044	39,975	76,019	76,019	65,845	86.6%	$ 1,073,126	$ 16.30	Plum Market
Marketplace of Delray	Delray Beach, FL	30%	1981/2005/NA	48		107,190	107,190	131,711	238,901	238,901	176,000	73.7%	$ 2,226,698	$ 12.65	Office Depot, Winn-Dixie
Troy Marketplace	Troy, MI	30%	2000/2005/NA	12	20,600	193,360	213,960	29,013	242,973	222,373	168,678	75.9%	$ 3,132,141	$ 18.57	Golfsmith, LA Fitness, Nordstom Rack, PETsMART, REI [3]
Total / Average				96	20,600	382,952	403,552	248,608	652,160	631,560	445,748	70.6%	$ 6,859,886	$ 15.39	
PORTFOLIO TOTAL / AVERAGE				1913	4,516,898	9,678,239	14,195,137	5,617,721	19,812,858	15,295,960	13,965,854	91.3%	152,198,063	$ 10.90	

[1] Represents year constructed/acquired/year of latest renovation or expansion by either the Company or the former Ramco Group, as applicable.
[2] We define anchor tenants as single tenants which lease 19,000 square feet or more at a property.
[3] Non-Company owned anchor space
[4] Tenant closed - lease obligated.
[5] Tenant lease expired, though remains in occupancy as month to month tenant.
[6] Tenant closed in Bankruptcy, though Leases are guaranteed by CVS.
[7] The Town Center at Aquia is considered a development project by the Company. Refer to the development projects on page 15 for details on The Town Center at Aquia.

GEOGRAPHIC DIVERSIFICATION

BY RENT [1] | BY GLA [2]


IN 3%
WI 2%
All Others 8%
GA 5%
OH 8%
MI 42%
FL 32%

LEGEND

MI: Michigan
FL: Florida
OH: Ohio
IN: Indiana
GA: Georgia
WI: Wisconsin


IN 3%
WI 3%
All Others 8%
GA 8%
OH 8%
MI 42%
FL 28%

ANCHOR, NON-ANCHOR TENANT MIX

BY RENT [1] | BY GLA [2]


NON-ANCHOR 50%
ANCHOR 50%

LEGEND

ANCHORS: Spaces greater than or equal to 19,000 square feet

NON-ANCHORS: Spaces of less than 19,000 square feet


NON-ANCHOR 33%
ANCHOR 67%

CREDIT QUALITY TENANT MIX

BY RENT [1] | BY GLA [2]


LOC 19%
REG 14%
NAT 67%

LEGEND

NAT: National
REG: Regional
LOC: Local


LOC 14%
REG 19%
NAT 67%

[1] Figures shown represent annualized base rents

[2] Figures shown represent occupied Gross Leasable Area

Major Tenant Exposure* as of September 30, 2009

					Annualized Base Rent in Place at 09/30/09		
Lease Name	Credit Rating S&P/Moody's [1]	Number of Leases	Leased GLA as of 09/30/09 (Sq.Ft.)	% of Total Company Owned GLA	Total Annualized Base Rent	Annualized Base Rent/Square Foot	% of Base Rental Revenue as of 09/30/09
T.J. Maxx/Marshalls	A/A3	20	636,154	4.16%	$5,925,987	$9.32	3.89%
Publix	NR/NR	12	574,794	3.76%	4,534,891	$7.89	2.98%
OfficeMax	B/B1	12	273,720	1.79%	3,059,968	$11.18	2.01%
Home Depot	BBB+/Baa1	3	384,690	2.51%	2,819,500	$7.33	1.85%
Kmart	NR/NR	6	618,341	4.04%	2,717,603	$4.39	1.79%
Dollar Tree	NR/NR	26	277,516	1.81%	2,471,292	$8.91	1.62%
Jo-Ann	B+/B1	6	218,976	1.43%	2,378,777	$10.86	1.56%
PETsMART	BB/NR	7	160,428	1.05%	2,283,195	$14.23	1.50%
Staples	BBB/Baa2	10	224,292	1.47%	2,277,886	$10.16	1.50%
Michaels	B-/Caa1	9	199,724	1.31%	2,222,989	$11.13	1.46%
Best Buy	BBB-/Baa2	5	176,677	1.16%	2,214,623	$12.53	1.46%
Gander Mountain	NR/NR	2	159,791	1.04%	1,899,745	$11.89	1.25%
Bed Bath & Beyond	BBB/NR	6	155,799	1.02%	1,849,749	$11.87	1.22%
Lowe's Home Centers	A+/A1	2	270,394	1.77%	1,822,956	$6.74	1.20%
Hobby Lobby	NR/NR	5	276,173	1.81%	1,723,083	$6.24	1.13%
		131	4,607,469	30.13%	$40,202,244	$8.73	26.42%

*Based upon percentage of annualized base rent.

[1] Source: Latest Company filings per Credit Risk Monitor.

Summary of Expiring GLA
Total Portfolio

All Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Annualized Base Rent in Place at 09/30/09 Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2009	75	332,546	2.38%	$2,721,920	1.79%	$8.19
2010	221	1,063,604	7.62%	12,051,245	7.92%	11.33
2011	286	1,425,699	10.21%	18,631,775	12.24%	13.07
2012	272	1,555,035	11.13%	18,207,064	11.96%	11.71
2013	203	1,580,599	11.32%	18,963,965	12.46%	12.00
2014	169	1,581,711	11.33%	14,639,439	9.62%	9.26
2015	75	982,818	7.04%	11,105,678	7.30%	11.30
2016	68	1,337,120	9.57%	13,586,686	8.93%	10.16
2017	44	761,587	5.45%	10,200,376	6.70%	13.39
2018	37	572,900	4.10%	6,966,049	4.58%	12.16
2019+	80	2,772,235	19.85%	25,123,866	16.50%	9.06
Total	1,530	13,965,854	100.00%	$152,198,063	100.00%	$10.90

All Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2009	5	138,192	1.49%	$558,317	0.73%	$4.04
2010	10	430,777	4.63%	2,667,465	3.47%	6.19
2011	16	520,575	5.59%	4,521,795	5.88%	8.69
2012	17	742,271	7.98%	4,478,350	5.83%	6.03
2013	26	1,044,146	11.22%	8,873,533	11.55%	8.50
2014	22	1,036,465	11.14%	6,243,737	8.12%	6.02
2015	21	726,566	7.81%	7,025,653	9.14%	9.67
2016	26	1,097,217	11.79%	9,043,495	11.77%	8.24
2017	17	646,197	6.94%	7,965,746	10.37%	12.33
2018	12	444,668	4.78%	4,877,080	6.35%	10.97
2019+	36	2,478,339	26.63%	20,592,606	26.79%	8.31
Total	208	9,305,413	100.00%	$76,847,777	100.00%	$8.26

All Non-Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2009	70	194,354	4.17%	$2,163,603	2.87%	$11.13
2010	211	632,827	13.58%	9,383,780	12.45%	14.83
2011	270	905,124	19.42%	14,109,980	18.73%	15.59
2012	255	812,764	17.44%	13,728,714	18.22%	16.89
2013	177	536,453	11.51%	10,090,432	13.39%	18.81
2014	147	545,246	11.70%	8,395,702	11.14%	15.40
2015	54	256,252	5.50%	4,080,025	5.41%	15.92
2016	42	239,903	5.15%	4,543,191	6.03%	18.94
2017	27	115,390	2.48%	2,234,630	2.97%	19.37
2018	25	128,232	2.75%	2,088,969	2.77%	16.29
2019+	44	293,896	6.30%	4,531,260	6.02%	15.42
Total	1,322	4,660,441	100.00%	$75,350,286	100.00%	$16.17

Joint Venture Information

Joint Ventures
Contribution to Funds from Operations
(in thousands)

For Nine Months Ended September 30, 2009

	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Ramco RM Hartland SC, LLC Hartland, MI	Ramco West Acres, LLC Flint, MI	Ramco Shenandoah, LLC Davie, FL	Other Joint Ventures (1)	Total Joint Ventures at 100%	Ramco Pro-rata Share
Total revenue	$ 40,760	$ 24,289	$ 1,389	$ 3,516	$ 2,051	$ 234	$ 1,128	$ 2,062	$ 207	$ 75,636	$ 19,180
Operating expense	13,218	8,847	370	1,019	771	191	379	825	96	25,716	6,500
Depreciation and amortization	10,657	7,840	539	957	498	109	208	447	29	21,284	5,273
Interest expense	12,081	9,534	121	-	-	-	534	666	45	22,981	6,058
Total expenses	35,956	26,221	1,030	1,976	1,269	300	1,121	1,938	170	69,981	17,831
Net income	$ 4,804	$ (1,932)	$ 359	$ 1,540	$ 782	$ (66)	$ 7	$ 124	$ 37	$ 5,655	$ 1,349
Ramco ownership interest	30%	20%	20%	7%	7%	20%	40%	40%	Various		
Ramco's share of net income	$ 1,441	$ (387)	$ 72	$ 108	$ 55	$ (13)	$ 3	$ 49	$ 21		$ 1,349
Add: depreciation expense	3,060	1,499	102	67	34	1	82	161	14		5,020
Funds from operations contributed by joint ventures	$ 4,501	$ 1,112	$ 174	$ 175	$ 89	$ (12)	$ 85	$ 210	$ 35		$ 6,369

For Three Months Ended September 30, 2009

	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Ramco RM Hartland SC, LLC Hartland, MI	Ramco West Acres, LLC Flint, MI	Ramco Shenandoah, LLC Davie, FL	Other Joint Ventures (1)	Total Joint Ventures at 100%	Ramco Pro-rata Share
Total revenue	$ 13,819	$ 7,979	$ 488	$ 1,153	$ 735	$ 118	$ 361	$ 629	$ 65	$ 25,347	$ 6,424
Operating expense	4,413	2,857	123	321	265	122	124	219	40	8,484	2,142
Depreciation and amortization	3,615	2,532	177	312	167	22	68	157	9	7,059	1,759
Interest expense	4,052	3,195	39	-	-	-	179	224	15	7,704	2,031
Total expenses	12,080	8,584	339	633	432	144	371	600	64	23,247	5,932
Net income (loss)	$ 1,739	$ (605)	$ 149	$ 520	$ 303	$ (26)	$ (10)	$ 29	$ 1	$ 2,100	$ 492
Ramco ownership interest	30%	20%	20%	7%	7%	20%	40%	40%	Various		
Ramco's share of net income (loss)	$ 521	$ (121)	$ 30	$ 37	$ 22	$ (5)	$ (4)	$ 11	$ 1		$ 492
Add: depreciation expense	1,040	494	34	22	12	-	27	47	4		1,680
Funds from operations contributed by joint ventures	$ 1,561	$ 373	$ 64	$ 59	$ 34	$ (5)	$ 23	$ 58	$ 5		$ 2,172

(1) Other Joint Ventures include S-12 Associates (50% Ramco ownership interest) and Ramco Jacksonville North Industrial LLC (5% Ramco ownership interest).

Joint Ventures
Combining Balance Sheets
as of September 30, 2009
(in thousands)

	Ramco/Lion Venture LP	Ramco 450 Venture LLC	Ramco 191 Venture LLC	Ramco HHF KL LLC	Ramco HHF NP LLC	Ramco RM Hartland SC LLC	Ramco/ West Acres LLC	Ramco/ Shenandoah LLC		
	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Other Joint Ventures (1)	Total Joint Ventures at 100%
ASSETS										
Investment in real estate										
Land	$ 76,891	$ 50,609	$ 2,879	$ 7,600	$ 4,019	$ 7,387	$ 1,118	$ 1,653	$ 1,177	$ 153,333
Buildings and improvements	458,128	302,300	19,432	44,574	23,510	-	10,104	15,195	446	873,689
Construction in progress	8,293	2,991	921	-	-	14,310	-	-	102	26,617
Intangible assets, net	14,452	7,716	900	1,124	546	2,341	41	227	60	27,407
	557,764	363,616	24,132	53,298	28,075	24,038	11,263	17,075	1,785	1,081,046
Less: accumulated depreciation	(44,402)	(16,091)	(1,031)	(2,582)	(1,250)	-	(2,041)	(3,004)	(149)	(70,550)
Investments in real estate, net	513,362	347,525	23,101	50,716	26,825	24,038	9,222	14,071	1,636	1,010,496
Cash and cash equivalents	9,602	14,372	388	568	492	18	208	901	130	26,679
Accounts receivable, net	10,686	3,408	359	366	93	-	108	366	24	15,410
Other assets, net	2,571	1,317	98	21	236	-	92	235	105	4,675
Total Assets	$ 536,221	$ 366,622	$ 23,946	$ 51,671	$ 27,646	$ 24,056	$ 9,630	$ 15,573	$ 1,895	$ 1,057,260
LIABILITIES AND SHAREHOLDERS' EQUITY										
Mortgages and notes payable	$ 270,534	$ 217,169	$ 8,750	$ -	$ -	$ 18,747	$ 8,607	$ 11,921	$ 1,572	$ 537,300
Accounts payable and accrued expenses	14,220	9,752	273	728	519	1,665	113	584	230	28,084
	284,754	226,921	9,023	728	519	20,412	8,720	12,505	1,802	565,384
ACCUMULATED EQUITY (DEFICIT)	251,467	139,701	14,923	50,943	27,127	3,644	910	3,068	93	491,876
Total Liabilities and Accumulated Equity	$ 536,221	$ 366,622	$ 23,946	$ 51,671	$ 27,646	$ 24,056	$ 9,630	$ 15,573	$ 1,895	$ 1,057,260
										Ramco Equity Investment in Joint Ventures
EQUITY INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED AFFILIATES										
Equity Investments in Unconsolidated Entities	$ 70,667	$ 15,848	$ 3,434	$ 2,800	$ 1,939	$ 714	$ 323	$ 1,186	$ 936	$ 97,847
Advances to Unconsolidated Entities	-	-	-	-	-	10,242	-	-	738	10,980
Total Equity Investments in and Advances to Unconsolidated Entities	$ 70,667	$ 15,848	$ 3,434	$ 2,800	$ 1,939	$ 10,956	$ 323	$ 1,186	$ 1,674	$ 108,827

(1) Other Joint Ventures include S-12 Associates (50% Ramco ownership interest) and Ramco Jacksonville North Industrial LLC (5% Ramco ownership interest).

Summary of Joint Venture Debt
as of September 30, 2009

Entity	Property	Location	Ramco Ownership Interest	Mortgage Balance	Maturity Date	Loan Type	Interest Rate	Ramco Share of Debt
Ramco/Lion Venture								
RLV Cypress Pointe LP	Cypress Pointe	Clearwater, FL	30%	$ 14,500,000	11/09	Fixed	4.60%	$ 4,350,000
RLV Oriole Plaza LP	Village of Oriole Plaza	Delray Beach, FL	30%	11,664,907	10/10	Fixed	8.25%	3,499,472
RLV Marketplace of Delray LP	Marketplace of Delray	Delray Beach, FL	30%	16,494,175	01/11	Fixed	7.88%	4,948,253
RLV Martin Square LP	Martin Square	Stuart, FL	30%	12,882,632	08/11	Fixed	7.44%	3,864,790
RLV West Broward LP	West Broward Shopping Center	Plantation, FL	30%	9,571,658	10/12	Fixed	6.64%	2,871,497
RLV Boca Mission LP	Mission Bay Plaza	Boca Raton, FL	30%	43,991,137	07/13	Fixed	6.64%	13,197,341
RLV Winchester Center LP	Winchester Center	Rochester Hills, MI	30%	28,362,103	07/13	Fixed	8.06%	8,508,631
RLV Hunter's Square LP	Hunter's Square	Farmington Hills, MI	30%	36,838,043	08/13	Fixed	8.10%	11,051,413
RLV Village Plaza LP	Village Plaza	Lakeland, FL	30%	9,300,000	09/15	Fixed	5.01%	2,790,000
RLV Millennium Park LP	Millennium Park	Livonia, MI	30%	32,000,000	10/15	Fixed	5.02%	9,600,000
RLV Troy Marketplace LP	Troy Marketplace	Troy, MI	30%	21,900,000	06/16	Fixed	5.90%	6,570,000
RLV Gratiot Crossing LP	Gratiot Crossing	Chesterfield Twp., MI	30%	13,500,000	06/16	Fixed	5.90%	4,050,000
RLV Treasure Coast LP	Treasure Coast Commons	Jensen Beach, FL	30%	8,415,000	06/20	Fixed	5.54%	2,524,500
RLV Vista Plaza LP	Vista Plaza	Jensen Beach, FL	30%	11,115,000	06/20	Fixed	5.54%	3,334,500
Subtotal Ramco/Lion Venture				$ 270,534,655				$ 81,160,397
Ramco 450 Venture LLC								
Ramco Peachtree Hill LLC	Peachtree Hill	Duluth, GA	20%	$ 11,000,000	02/11	Variable	6.50% [1]	$ 2,200,000
Plaza at Delray 450 LLC	The Plaza at Delray	Delray Beach, FL	20%	48,000,000	09/13	Fixed	6.00%	9,600,000
Chester Springs SC LLC	Chester Springs Shopping Center	Chester, NJ	20%	22,852,393	10/13	Fixed	5.51%	4,570,479
Rolling Meadows 450 LLC	Rolling Meadows	Rolling Meadows, IL	20%	11,911,250	12/15	Fixed	5.34%	2,382,250
Crofton 450 LLC	Crofton Centre	Crofton, MD	20%	17,000,000	01/17	Fixed	5.85%	3,400,000
Merchants 450 LLC	Merchants' Square	Carmel, IN	20%	32,700,000	05/17	Fixed	6.04%	6,540,000
Lane Avenue 450 LLC	Shops on Lane	Upper Arlington, OH	20%	27,600,000	01/18	Variable	5.95% [2]	5,520,000
Olentangy Plaza 450 LLC	Olentangy Plaza	Columbus, OH	20%	21,600,000	01/18	Variable	5.88% [2]	4,320,000
Market Plaza 450 LLC	Market Plaza	Glen Ellyn, IL	20%	24,505,000	01/18	Variable	5.88% [2]	4,901,000
Subtotal Ramco 450 Venture LLC				$ 217,168,643				$ 43,433,729
Ramco RM Hartland SC LLC	Hartland Towne Square	Hartland, MI	20%	$ 8,505,000	12/09	Variable	6.00% [3]	$ 1,701,000
Ramco/West Acres LLC	West Acres Commons	Flint, MI	40%	8,607,163	04/10	Fixed	8.14%	3,442,865
Paulding Holding LLC	Paulding Pavilion	Hiram, GA	20%	8,750,000	06/10	Variable	1.71% [5]	1,750,000
Jacksonville North Industrial Outlot LLC		Jacksonville, FL	5%	738,000	09/10	Variable	6.00% [4]	36,900
Ramco RM Hartland SC LLC	Hartland Towne Square	Hartland, MI	20%	10,241,574	10/10	Fixed	13.00%	2,048,315
Ramco/Shenandoah LLC	Shenandoah Square	Davie, FL	40%	11,920,593	02/12	Fixed	7.33%	4,768,237
S-12 Associates	Southfield Plaza Expansion	Southfield, MI	50%	834,139	05/16	Fixed	7.25% [6]	417,069
Total Debt				$ 537,299,767				$ 138,758,512

[1] Interest rate is variable based on LIBOR plus 4.50% and has a 2.00% LIBOR floor.
[2] Interest rate is fixed for five years and then lender has right to reset interest rate in 2013.
[3] Interest rate is based on LIBOR plus 4.50% with a LIBOR floor of 1.50%.
[4] Interest rate is based on LIBOR plus 4.00% with a LIBOR floor of 2.00%.
[5] Interest rate is variable based on LIBOR plus 1.45%.
[6] Resets per formula annually each June 1.

Joint Venture Same Properties Analysis

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2009	**2008**	**% Change**	**2009**	**2008**	**% Change**
Number of Properties	30	30	0%	30	30	0%
Occupancy	91.0%	90.5%	0.5%	91.0%	90.5%	0.5%
REVENUE:						
Minimum Rents	$15,180	$14,480	4.8%	$46,356	$46,627	-0.6%
Percentage Rent	144	99	44.6%	253	199	27.6%
Recoveries from Tenants	5,503	5,465	0.7%	16,186	16,731	-3.3%
Other Income	277	279	-0.8%	600	499	20.0%
	$21,103	$20,324	3.8%	$63,395	$64,057	-1.0%
EXPENSES:						
Real Estate Taxes	$2,894	$3,037	-4.7%	$9,195	$9,025	1.9%
Property Operating and Maintenance	2,791	2,626	6.3%	7,916	8,226	-3.8%
Other Operating	1,430	1,171	22.1%	4,666	3,650	27.8%
	$7,116	$6,834	4.1%	$21,778	$20,902	4.2%
OPERATING INCOME	$13,988	$13,489	3.7%	$41,618	$43,155	-3.6%
Operating Expense Recovery Ratio	96.8%	96.5%	0.3%	94.6%	97.0%	-2.4%

Leasing Activity Analysis
Joint Venture Assets

	Three Months Ended September 30, 2009			Nine Months Ended September 30, 2009		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Summary of Expiring Leases:						
Total Number of Scheduled Lease Expirations……	39	1	40	100	7	107
Gross Leasable Area (sq.ft.)……	89,231	42,112	131,343	257,885	235,745	493,630
Average Base Rent / Sq.Ft ($/sq.ft.)……	$16.78	$6.00	$13.32	$17.26	$7.56	$12.62
Leases Renewed at Expiration:						
Number of Leases……	26	1	27	69	6	75
Gross Leasable Area (sq.ft.)……	68,442	42,112	110,554	189,635	213,959	403,594
Renewal Base Rent / Sq.Ft. ($/sq.ft.)……	$16.51	$6.00	$12.51	$17.07	$9.17	$12.88
Previous Base Rent / Sq.Ft. ($/sq.ft.)……	$15.55	$6.00	$11.91	$15.83	$8.02	$11.69
PSF Increase / (Decrease)……	$0.96	$0.00	$0.60	$1.24	$1.15	$1.19
% Increase / (Decrease)……	6.2%	0.0%	5.0%	7.8%	14.4%	10.2%
Leases Currently Month-to-Month or Under Negotiation for Renewal:						
Number of Leases……	-	-	-	3	-	3
Gross Leasable Area (sq.ft.)……	-	-	-	4,969	-	4,969
Current Base Rent / Sq.Ft. ($/sq.ft.)……	$0.00	$0.00	$0.00	$28.68	$0.00	$28.68
Leases Ended at Expiration:						
Number of Leases……	13	0	13	28	1	29
Gross Leasable Area (sq.ft.)……	20,789	-	20,789	63,281	21,786	85,067
Base Rent / Sq.Ft. ($/sq.ft.)……	$20.84	$0.00	$20.84	$20.64	$3.03	$16.13
Lease-Up of Vacant Space: [1]						
Number of Leases……	12	-	12	26	3	29
Gross Leasable Area (sq.ft.)……	30,108	-	30,108	68,166	91,026	159,192
Base Rent / Sq.Ft. ($/sq.ft.)……	$16.00	$0.00	$16.00	$16.22	$11.87	$13.73
% Increase / (Decrease) from Portfolio Average……	-1.1%	0.0%	46.8%	0.3%	43.7%	26.0%

[1] Lease-Up of Vacant Space is rent starts in the quarter

Current Portfolio Average:

Portfolio Average Base Rent / Sq.Ft. (as of 9/30/09)	***$16.17***	***$8.26***	***$10.90***	***$16.17***	***$8.26***	***$10.90***

Historical Portfolio Averages:

Year Ended 12/31/08 Portfolio Average Base Rent / Sq.Ft.	***$16.51***	***$8.11***	***$10.82***
Year Ended 12/31/07 Portfolio Average Base Rent / Sq.Ft.	***$16.05***	***$7.90***	***$10.61***
Year Ended 12/31/06 Portfolio Average Base Rent / Sq.Ft.	***$15.10***	***$7.67***	***$10.08***
Year Ended 12/31/05 Portfolio Average Base Rent / Sq.Ft.	***$14.57***	***$7.21***	***$9.55***
Year Ended 12/31/04 Portfolio Average Base Rent / Sq.Ft.	***$13.70***	***$6.61***	***$8.83***

Summary of Expiring GLA
Joint Venture Properties

All Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Annualized Base Rent in Place at 09/30/09: Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2009	37	174,891	3.31%	$1,627,424	2.36%	$9.31
2010	110	536,513	10.15%	6,192,974	8.97%	11.54
2011	127	511,471	9.67%	8,585,002	12.43%	16.78
2012	116	530,622	10.03%	8,095,677	11.72%	15.26
2013	87	696,642	13.17%	9,278,671	13.44%	13.32
2014	79	594,245	11.24%	7,082,863	10.26%	11.92
2015	34	470,502	8.90%	5,882,254	8.52%	12.50
2016	27	468,809	8.87%	5,926,556	8.58%	12.64
2017	19	187,468	3.55%	3,235,528	4.69%	17.26
2018	17	244,622	4.63%	2,995,969	4.34%	12.25
2019+	35	872,335	16.50%	10,145,097	14.69%	11.63
Total	688	5,288,120	100.00%	$69,048,015	100.00%	$13.06

All Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2009	3	88,019	2.75%	$430,317	1.37%	$4.89
2010	6	256,004	7.99%	1,485,749	4.72%	5.80
2011	5	157,634	4.92%	1,949,568	6.19%	12.37
2012	4	173,058	5.40%	1,571,073	4.99%	9.08
2013	10	461,120	14.39%	4,383,995	13.93%	9.51
2014	10	338,572	10.56%	2,640,055	8.39%	7.80
2015	10	336,718	10.50%	3,710,906	11.79%	11.02
2016	10	358,950	11.20%	3,770,920	11.98%	10.51
2017	5	134,910	4.21%	2,044,005	6.49%	15.15
2018	4	177,514	5.54%	1,901,413	6.04%	10.71
2019+	13	723,015	22.54%	7,594,632	24.11%	10.50
Total	80	3,205,514	100.00%	$31,482,633	100.00%	$9.82

All Non-Anchor Leases

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot
2009	34	86,872	4.17%	$1,197,107	3.19%	$13.78
2010	104	280,509	13.47%	4,707,225	12.53%	16.78
2011	122	353,837	16.99%	6,635,434	17.66%	18.75
2012	112	357,564	17.17%	6,524,604	17.37%	18.25
2013	77	235,522	11.31%	4,894,676	13.03%	20.78
2014	69	255,673	12.28%	4,442,808	11.83%	17.38
2015	24	133,784	6.42%	2,171,348	5.78%	16.23
2016	17	109,859	5.28%	2,155,636	5.74%	19.62
2017	14	52,558	2.52%	1,191,523	3.17%	22.67
2018	13	67,108	3.22%	1,094,556	2.91%	16.31
2019+	22	149,320	7.17%	2,550,465	6.79%	17.08
Total	608	2,082,606	100.00%	$37,565,382	100.00%	$18.04